LEGG MASON FINANCIAL SERVICES FUND
                 (a series of Legg Mason Investors Trust, Inc.)

                       Supplement to the Prospectus dated
                  August 1, 2005 (as revised December 1, 2005)

         The Board of Directors of Legg Mason Investors Trust, Inc. ("Board") has approved an Agreement and Plan of Reorganization ("Plan") with respect to its series, Legg Mason Financial Services Fund ("Financial Services"). Under the Plan, Financial Services would transfer all of its assets and liabilities to Legg Mason Partners Financial Services Fund ("LMP Financial Services"), a series of Legg Mason Partners Sector Series, Inc. The investment adviser and principal underwriter of LMP Financial Services are affiliates of the investment manager and principal underwriter of Financial Services.

         The Plan is subject to the approval of shareholders of Financial Services. If the Plan is approved, shareholders of Financial Services would become shareholders of LMP Financial Services. The Plan provides for Primary Class, Financial Intermediary Class and Institutional Class shareholders of Financial Services to receive Class C, Class A and Class Y shares, respectively, of LMP Financial Services equal in aggregate value to their Financial Services shares on the date of the transfer. Financial Services would cease operations shortly thereafter. Under the Plan, the Board may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

         A shareholder meeting date of December 6, 2006, has been set for shareholders of record of Financial Services as of October 12, 2006 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be effected by March 2007. It is expected that additional details about the proposed reorganization will be sent to shareholders of Financial Services along with proxy materials on or about October 24, 2006.

         Prior to the proposed reorganization of Financial Services, shareholders of LMP Financial Services will be asked to approve the appointment of Barrett Associates, Inc. as investment advisor to the fund. If shareholders of LMP Financial Services approve the proposal, Amy LaGuardia, the current portfolio manager to Financial Services, will be named portfolio manager to LMP Financial Services and will continue as such following the proposed reorganization and LMP Financial Services will be managed pursuant to the same investment strategy as currently pursued by Financial Services.

         You may continue to buy and redeem shares of Financial Services prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of new shares of Financial Services are expected to be suspended approximately five days prior to the consummation of the proposed reorganization.

         If you have any questions concerning the proposed reorganization, please feel free to contact Financial Services at 1-800-822-5544.

                     THIS SUPPLEMENT IS DATED JULY 12, 2006.